UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 19, 2011

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

21001 Van Born Road, Taylor, Michigan	48180

(Address of Principal Executive Offices)	(Zip Code)
(313) 274-7400
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 19, 2011, Anthony F. Earley, Jr. advised the President and Chief Executive Officer of the Company that, in connection with his upcoming appointment as the Chairman, CEO, and President of PG&E Corporation, the parent company of California utility Pacific Gas & Electric, he intends to step down from the Company’s Board of Directors. The Company and Mr. Earley are working together to assure a smooth transition as Mr. Earley concludes his Board service with the Company. A date for Mr. Earley’s resignation from the Board has not yet been determined.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION
By:	/s/ John G. Sznewajs
	Name:	John G. Sznewajs
	Title:	Vice President, Treasurer and Chief Financial Officer

August 24, 2011